UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2007

GREENPOINT MORTGAGE FUNDING TRUST 2007-HE1
(Exact name of issuing entity as specified in its charter)

BEAR STEARNS ASSET BACKED SECURITIES I LLC
(Exact name of depositor as specified in its charter)

EMC MORTGAGE CORPORATION
(Exact name of sponsor as specified in its charter)

Delaware	333-131374-49	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The consolidated balance sheets of XL Capital Assurance Inc. and its subsidiary as of December 31, 2005, 2004 and 2003, and the related consolidated statements of operations and comprehensive income, changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2004, incorporated by reference in this prospectus supplement, have been incorporated in the prospectus supplement by reference to Exhibit 99.1 in XL Capital Ltd’s Annual Report on Form 10-K for the year ended December 31, 2005 and have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accountant firm, given on the authority of the said firm as experts in auditing and accounting.

The balance sheets of XL Financial Assurance Ltd as of December 31, 2005, 2004 and 2003, and the related statements of operations and comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2005, incorporated by reference in this prospectus supplement, have been incorporated in the prospectus supplement by reference to Exhibit 99.2 in XL Capital Ltd’s Annual Report on Form 10-K for the year ended December 31, 2005 and have been so incorporated in reliance on the report of PricewaterhouseCoopers, an independent registered public accountant firm, given on the authority of the said firm as experts in auditing and accounting.

Item 9.01(c). Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
Consent of PricewaterhouseCoopers llp, Independent Registered Public Accounting Firm of XL Capital Assurance Inc. with respect to the GPMF 2007-HE1, Mortgage Backed Notes, Series 2007-HE1.
Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Financial Assurance Ltd, with respect to the GPMF 2007-HE1, Mortgage Backed Notes, Series 2007-HE1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:	/s/ Baron Silverstein
Name:	Baron Silverstein
Title:	Vice President

Dated: March 5, 2007

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	23	Consent of Independent Registered Public Accounting Firm	6
1	23	Consent of Independent Registered Public Accounting Firm	6